UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 2, 2019

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 annual meeting of shareholders (the “Annual Meeting”) of Tenet Healthcare Corporation (the “Company”), the Company’s shareholders approved the Tenet Healthcare 2019 Stock Incentive Plan (the “SIP”), which had previously been approved by the Human Resources Committee of the Board of Directors of the Company, subject to shareholder approval. The material terms of the SIP are described in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2019 (the “Proxy Statement”), and the description of the SIP included in the Proxy Statement is incorporated herein by reference. The description of the SIP is qualified in its entirety by reference to the full text of the SIP, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of the Company was held on May 2, 2019.

(b)    The Company’s shareholders (1) elected all ten of the nominees for director, (2) approved, on an advisory basis, the Company’s executive compensation, (3) approved the Tenet Healthcare 2019 Stock Incentive Plan, and (4) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2019.

The final results of voting on each of the matters submitted to a vote are set forth below. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter, except that, for purposes of approval under NYSE rules, abstentions were counted as votes cast on the proposal to approve the SIP, and, therefore, had the same effect as an “against” vote. The approval percentages below for each matter reflect all of the votes cast.

1.    Election of directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
Ronald A. Rittenmeyer	85,678,578	2,021,247	460,872	9,741,992	97.7%
J. Robert Kerrey	86,623,103	1,478,883	58,711	9,741,992	98.3%
Lloyd J. Austin, III	87,593,483	507,713	59,501	9,741,992	99.4%
James L. Bierman	87,781,136	316,232	63,329	9,741,992	99.6%
Richard W. Fisher	85,138,257	2,965,109	57,331	9,741,992	96.6%
Meghan M. FitzGerald	87,784,802	319,472	56,423	9,741,992	99.6%
Brenda J. Gaines	86,827,472	1,277,243	55,982	9,741,992	98.6%
Edward A. Kangas	86,366,548	1,735,314	58,835	9,741,992	98.0%
Richard J. Mark	87,786,973	314,719	59,005	9,741,992	99.6%
Tammy Romo	87,511,345	593,668	55,684	9,741,992	99.3%

2.     Approval, on an advisory basis, of the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
80,622,517	7,482,279	55,901	9,741,992	91.5%

3.    Approval of the Tenet Healthcare 2019 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
85,744,967	2,372,033	43,697	9,741,992	97.3%

4.     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
97,049,156	793,286	60,247	—	99.2%

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Tenet Healthcare 2019 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary

Date: May 3, 2019